Business Developments [Text Block]	6 Months Ended
Sep. 30, 2018
Text Block [Abstract]
Business Developments [Text Block]

2.    BUSINESS DEVELOPMENTS

Mitsubishi UFJ NICOS Became a Wholly-Owned Subsidiary

On May 15, 2017, MUFG and its subsidiary Mitsubishi UFJ NICOS entered into a share exchange agreement for MUFG to acquire the remaining 15.02% ownership of Mitsubishi UFJ NICOS by agreeing, on October 2, 2017, to pay ¥50,000 million cash to the only holder of Mitsubishi UFJ NICOS common stock other than MUFG. The transaction was accounted for as a non-cancellable forward purchase contract. Accordingly, liability of ¥50,000 million was recognized in Other liabilities on the accompanying consolidated balance sheet with a corresponding reduction in Noncontrolling interests of ¥15,390 million and Capital surplus of ¥34,751 million, and an increase in Accumulated OCI, net of taxes of ¥141 million. On October 2, 2017, MUFG settled Other liabilities of ¥50,000 million. The purpose of making a wholly-owned subsidiary is to effect a shift in posture enabling a more flexible response to changes in the business environment and the swift pursuit of group synergies.

Acquisition of shares in Bank Danamon in Indonesia

On December 26, 2017, MUFG Bank entered into conditional share purchase agreements with Asia Financial (Indonesia) Pte. Ltd. (“AFI”) and other affiliated entities (the “Sellers”) to acquire their 73.8% equity interests in an Indonesian bank, PT Bank Danamon Indonesia, Tbk. (“Danamon”), subject to applicable regulatory approvals.

Danamon, which was established in 1956, is the fifth most profitable Indonesian commercial bank in terms of net income. Danamon provides banking and financial products and services to consumer, micro-finance, small and medium enterprise (“SME”) and corporate customers, with a network of around 1,800 offices in Indonesia.

MUFG Bank intends to establish an integrated and comprehensive services platform that serves as a gateway for clients wishing to make inroads into Indonesia’s growing economy as well as local companies seeking to expand into the region. This investment is also expected to strategically allow MUFG Bank to benefit from Danamon’s foothold in the developing local retail and SME segments to deepen its banking franchise in Indonesia.

This strategic investment by MUFG Bank will be executed through three steps (the “Proposed Transaction”), and the completion of the Proposed Transaction will result in MUFG Bank becoming the largest shareholder in Danamon and Danamon becoming a consolidated subsidiary of MUFG Bank.

In Step 1, MUFG Bank acquired an initial 19.9% equity interest in Danamon from the Sellers on December 29, 2017, based on a price of IDR 8,323 (approximately ¥70(1)) per share, for an investment amount of IDR 15,875 billion (approximately ¥133 billion(1)). The price was based on a price book-value ratio of 2.0 calculated on the basis of Danamon’s net assets as of September 30, 2017 with certain adjustments applied. AFI continues to be the majority shareholder in Danamon after closing of Step 1. MUFG Bank classified Danamon’s equity securities as Available-for-sale securities on the acquisition date.

In Step 2, MUFG Bank acquired an additional 20.1% equity interest in Danamon from the Sellers on August 3, 2018, based on a price of IDR 8,921 (approximately ¥69(2)) per share, for an investment amount of IDR 17,187 billion (approximately ¥132.3 billion(2)). The price was based on a price book-value ratio of 2.0 calculated on the basis of Danamon’s net assets as of June 30, 2018 with certain adjustments applied. As a result, equity interest in Danamon increased to 40%, and MUFG Bank started to apply the equity method of accounting for its investment in Danamon during the six months ended September 30, 2018.

In Step 3, MUFG Bank intends to seek the necessary approvals to increase its equity interest in Danamon beyond the 40%, and this will provide an opportunity for all other existing Danamon shareholders to either remain as shareholders or receive cash from MUFG Bank. With the closing of Step 3, MUFG Bank’s final equity interest in Danamon is expected to be above 73.8%. The prices for Danamon’s shares in Step 3 will be based on a similar approach as Step 1 and Step 2.

Notes:	(1)	Calculated based on the exchange rate of IDR1 = ¥0.0084
	(2)	Calculated based on the exchange rate of IDR1 = ¥0.0077